UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2005
                                                          ---------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


   001-05767                                                   54-0493875
   ---------                                                   ----------
  (Commission                                               (I.R.S. Employer
   File No.)                                               Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

Non-Employee Director Compensation

On August 16, 2005, the Board of Directors of the Company approved changes to the schedule of Non-Employee Director Compensation, which is filed as Exhibit
10.1 to this report. The changes take effect immediately and provide the option to receive a stock grant in lieu of retainer, meeting fees or other cash compensation. Stock grants will be awarded under the Circuit City Stores, Inc. 2000 Non-Employee Directors Stock Incentive Plan and may be deferred under the Circuit City Stores, Inc. Non-Employee Directors Deferred Compensation Plan.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit No.       Description of Exhibit
10.1              Schedule of Non-Employee Director Compensation









                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CIRCUIT CITY STORES, INC.



                                   By:  /s/ Reginald D. Hedgebeth
                                        ------------------------------
                                        Reginald D. Hedgebeth
                                        SVP, General Counsel & Secretary



Date:    August 19, 2005








                                 EXHIBIT INDEX

Exhibit No.       Description of Exhibit
10.1              Schedule of Non-Employee Director Compensation